THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN A WARRANT AGREEMENT DATED AS OF AUGUST 3, 1994, AMONG THE COMPANY AND CERTAIN PERSONS NAMED THEREIN, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF THE STATE OF CALIFORNIA OR ELSEWHERE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THAT ACT AND SUCH LAWS.

No.WR-1                                                    27,451 Warrants

Date: August 3, 1994

                           WARRANT CERTIFICATE

                            PAULA FINANCIAL

     This Warrant Certificate certifies that CONNING & COMPANY, or registered assigns, is the registered holder of Twenty Seven Thousand Four Hundred and Fifty One (27,451) Warrants. Each Warrant entitles the owner thereof to purchase at any time on or after the date hereof and prior to 5:00 p.m. (Los Angeles, California time) on the earlier to occur of (a) August 3, 1999 and
(b) the date of a Reorganization (as defined in the Warrant Agreement referred to below) at the office referred to in Section 1.02(b) of the Warrant Agreement referred to below or such other office of which Paula Financial, a California corporation (the "Company"), shall have given notice to each holder of Warrants, one fully paid and nonassessable share of Common Stock (as defined in the Warrant Agreement referred to below) of the Company, at a purchase price of $17.00 per share of Common Stock (the "Purchase Price") upon (i) presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed and (ii) delivery to the Company of the payment of the Purchase Price in the manner set forth in the Warrant Agreement. The number of shares of Common Stock that may be purchased upon exercise of this Warrant Certificate set forth above, and the Purchase Price per share of Common Stock set forth above, are the number and the Purchase Price as of the date hereof and are subject to adjustment as referred to below.

   The Warrants are issued pursuant to the Warrant Agreement dated as of August 3, 1994 (as amended, modified or supplemented from time to time, the "Warrant Agreement"), among the Company and certain Persons named therein, and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company and the holders of the Warrant Certificates. Capitalized terms used, but not defined, herein have the meanings assigned to them in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company referred to above.

      As provided in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

     This Warrant Certificate shall be exercisable, at the election of the holder, either as an entirety or in part from time to time. If this Warrant Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the office of the Company referred to above, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled such holder to purchase.

      Except as expressly set forth in the Warrant Agreement, no holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a holder of a share of Common Stock in the Company or any right to vote upon any matter submitted to holders of shares of Common Stock in the Company at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

WITNESS the signature of the proper officer of the Company as of the date first above written.

                                     PAULA FINANCIAL


                                     By /s/ [ILLEGIBLE]
                                        ------------------------
                                        Name:
                                        Title:

ATTEST:
/s/ Teresita E. Matos
-------------------------------
[Assistant] Secretary

                            [FORM OF ASSIGNMENT]

   (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

    FOR VALUE RECEIVED,--------------------------------- hereby sells, assigns and transfers unto

------------------------------------------------------------------the
accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
           -----------------------------------------------------------
attorney, to transfer the accompanying Warrant Certificate on the books of the Company of such Warrant Certificate, with full power of substitution.

Dated:
       ------------------------


                                         [HOLDER OF CERTIFICATE]

                                     By
                                       --------------------------------------

                                  NOTICE


The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.

             [FORM OF ELECTION TO PURCHASE]

      (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

To PAULA FINANCIAL:

     The undersigned hereby irrevocably elects to exercise    Warrants
represented by the accompanying Warrant Certificate to purchase the share of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

----------------------------------------------------------------------------
(Please print name and address)

----------------------------------------------------------------------------
(Please insert social security number or other identifying number)

If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

----------------------------------------------------------------------------
(Please print name and address)

----------------------------------------------------------------------------
(Please insert social security number or other identifying number)

Dated:
      --------------------,-----------------.
                                     [HOLDER OF CERTIFICATE]

                                     By
                                       -------------------------------------

                                     NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.